UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 2005
                                                           ---------------------
                                                           (June 6, 2005)
                                                           ---------------------


                                    SYMS CORP
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             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or other Jurisdiction of Incorporation)


           1-8546                                       22-2465228
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  (Commission File Number)                    (IRS Employer Identification No.)


        Syms Way, Secaucus, NJ                            07094
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(Address of Principal Executive Offices)                (Zip Code)


                                 (201) 902-9600
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               (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report )

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     In connection with the special one-time dividend paid on May 12, 2005 to shareholders of record of Syms Corp (the "Company") as of April 27, 2005, the Stock Option Committee of the Board of Directors of the Company approved on June 3, 2005 an anti-dilution adjustment to all outstanding options to purchase shares of the Company's common stock, par value $0.05 per share. Such adjustments were made pursuant to the anti-dilution provisions of the Company's Amended and Restated Incentive Stock Option and Appreciation Plan, as amended, to prevent dilution and restore the economic position to that existing immediately prior to the dividend. The exercise prices of all such options were reduced by the ratio of the stock price ex-dividend to the stock price with the dividend, or 0.9266, and the number of stock options was correspondingly increased by the reciprocal of this ratio, or 1.0792. Following the adjustments, the following named executive officers hold the number of options set forth below:


                            Original Number of                               Number of Shares
                            Shares Underlying      Original Exercise        Underlying Options,        Exercise Price,
Executive Officer                Options                 Price                  as Adjusted              as Adjusted
-----------------                -------                 -----                  -----------              -----------

Marcy Syms                   (a) 312,500                $5.625                   337,250                   $5.212

                             (b)  25,000                $9.875                    26,980                   $9.150

                             (c) 200,000               $10.6875                  215,840                   $9.903

Allen Brailsford                   5,000                $5.625                     5,396                   $5.212

Ronald Zindman               (a)  65,100                $8.00                     70,256                   $7.413

                             (b)  28,000                $5.625                    30,218                   $5.212


                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SYMS CORP


                                 By: /s/ Antone F. Moreira
                                     ------------------------
                                     Name:  Antone F. Moreira
                                     Title: Vice President, Chief Financial
                                            Officer

Date: June 6, 2005